                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 2, 2004


                               CRAWFORD & COMPANY
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             (Exact name of Registrant as specified in its charter)


                                    GEORGIA
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                 (State or other jurisdiction of incorporation)


        1-10356                                           58-0506554
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(Commission File Number)                      (IRS Employer Identification No.)


               5620 Glenridge Drive, N.E., Atlanta, Georgia 30342
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              (Address of principal executive offices) (Zip Code)


                                 (404) 256-0830
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              (Registrant's telephone number, including area code)


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ITEM 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

(c)      Exhibits

         Exhibit No.       Description
         -----------       -----------

         99.1              Press Release dated February 2, 2004


ITEM 12. Results of Operations and Financial Condition

         On February 2, 2004, Crawford & Company (the "Company") issued a press release containing information about the Company's financial condition, results of operations, and cash flows for the fourth quarter of 2003 and for the year ended December 31, 2003. A copy of the press release is attached hereto as
Exhibit 99.1.

         The press release contains non-GAAP financial measures and a reconciliation to the related GAAP measure is included. Operating earnings is one of the key performance measures used by the Company's senior management to evaluate the performance of its business and make resource allocation decisions. The Company believes this measure is useful to investors in that it allows them to evaluate its performance using the same criteria that management uses.


                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CRAWFORD & COMPANY
                                       (Registrant)


                                    By: /s/ JOHN F. GIBLIN
                                        ---------------------------------------
                                        John F. Giblin
                                        Executive Vice President and
                                        Chief Financial Officer


Dated:    February 2, 2004


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                                 EXHIBIT INDEX


         Number            Descriptions
         ------            ------------

         99.1              Press Release dated February 2, 2004


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